       ------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
       ------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
       ------------------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
       ------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
       ------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

       ------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            EQUITY GROWTH PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting surprisingly strong earnings growth.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 26.48% and 36.74%, respectively, for the Class A shares and 26.22% and 36.34%, respectively for the Class B shares compared to total returns of 29.66% and 40.46%, respectively, for the S & P 500 Index (the "Index"). For the five-year period ended September 30, 1997, the average annual total return for Class A shares was 22.23% compared to 20.77% for the Index. From inception on April 2, 1991 to September 30 1997, the average annual

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
----------------------------------------------------

                                               TOTAL RETURNS(2)
                       ----------------------------------------------------------------
                                                 AVERAGE ANNUAL FIVE   AVERAGE ANNUAL
                          YTD       ONE YEAR            YEARS          SINCE INCEPTION
                       ---------  -------------  -------------------  -----------------
PORTFOLIO--CLASS A...      26.48%       36.74%            22.23%              19.18%
PORTFOLIO--CLASS B...      26.22        36.34               N/A               32.77
INDEX--CLASS A.......      29.66        40.46             20.77               18.03
INDEX--CLASS B.......      29.66        40.46               N/A               30.08

1.  The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

total return for Class A shares was 19.18% compared to 18.03% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return of the Class B shares was 32.77% compared to 30.08% for the Index.

The Portfolio seeks long term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization, predominately U.S., corporations. The Portfolio tends to be broadly diversified by issue (we held 97 securities at September 30) but we have the ability to invest up to 10% in a single security when our conviction is very strong. At quarter end our largest position was United Technologies, which represented 7.5% of the Portfolio, and the ten largest holdings accounted for 38.0% of the net assets.

The Portfolio had a very strong quarter, with a total return of 11.20% for Class A shares and 11.09% for Class B shares, compared to 7.50% for the S&P 500 and 10.25% for the Lipper Growth index.

As we look out to 1998 we are very optimistic about growth stocks, in general. A sweet spot for growth stocks often unfolds late in the calendar year and early into the next year. This is driven by growth investors who are not only looking out to the next year (1998) but are also beginning to look out to the following year (1999). By January of 1998, Wall Street analysts will have to publish 1999 earnings estimates. We typically do not have a preconceived view of what the precise valuation of individual stocks should be. We are committed, though, to owning stocks that look reasonable vis-a-vis the overall market, taking into account price to earnings ratio and future earnings growth rate. We certainly do not know what the growth rate of the S&P 500's earnings will be in the future. And we do not have a view on whether the S&P 500 price/earnings multiple should go up or down. Nor does it seem that we could hire someone to help us answer these imponderables. So we try to be as sure as we can that the earnings of our companies are at or above Wall Street projections, that valuations seem reasonable versus other U.S. stocks and that growth rates are attractive.

From that perspective we are very excited about the prospects for some of our largest holdings as we look out to 1999 earnings. The following table illustrates this:
--------------------------------------------------------------------------------

                                                                            PRICE-EARNINGS
                                                                                 RATIO
                                                                       -------------------------
                                        EARNINGS PER SHARE    ANNUAL      TARGET (18 MONTHS)             TARGET PRICE
                                       ---------------------  GROWTH   -------------------------   -------------------------
SECURITY                        PRICE   97E    98E     99E     RATE    CONSERVATIVE   OPTIMISTIC   CONSERVATIVE   OPTIMISTIC
------------------------------  -----  -----  ------  ------  ------   ------------   ----------   ------------   ----------
HFS...........................  $  72  $2.40  $ 3.20  $ 4.08    25%              22           30   $         90   $      122
CLEAR CHANNEL.................     65   2.15    2.90    3.80    25%              22           30             84          114
AVIS..........................     26   1.10    2.00    3.00    15%              15           20             45           60
UNITED TECHNOLOGIES...........     78   4.12    4.85    5.65    17%              18           22            102          124
SLM HOLDINGS..................    160   9.20   11.80   13.60    15%              15           20            204          272
CITICORP......................    140   8.50    9.80   11.30    15%              15           20            169          226
LOCKHEED MARTIN...............    107   6.05    6.85    7.80    14%              18           22            140          172

--------------------------------------------------------------------------------

As you can see from the preceding table, at the end of the day the Portfolio holds a mix of large capitalization, stable growth, blue chip stocks ("low flying" growth) and higher growth, higher beta ("high flying" growth) issues. From late 1996 through this summer we have been generally shifting away from "low flying" growth to higher beta, higher growth issues. From mid 1996 through the spring of 1997, however, these "high-flying" stocks were pummeled by investors while money continued to flow to "nifty-fifty" names such as Coca Cola, Procter and Gamble, General Electric and Pfizer. Our strategy of shifting away from the blue chips finally paid off in the third quarter. HFS, our largest holding at June 30 (8.7% of net assets) surged 28% during the quarter. The company, a franchiser of hotels, rental car services and real estate brokerages, is growing 25-30% annually, with upside. Yet, at June 30, the stock had declined year-to-date, after going up less than its earnings in 1996. By contrast, Coca Cola grows about 18% annually and the stock rose 28% in the first half of this year. We cut back our huge HFS position late in September as the stock surged, but we still love the story and the stock.

Clear Channel Communications is another high-beta growth stock that we added to in the September quarter. We have owned the stock for over a year and it has doubled. Late in the quarter, however, the stock pulled back due to an eight million share offering which weighed on the share price. The offering proceeds were used to pay down debt. Clear Channel is one of the fastest growing large media companies in the country, yet the company is still not very well known. Starting out as a small owner of radio stations, Clear Channel has adeptly acquired radio stations, television stations and outdoor advertising (billboard) businesses over the years. It also has the best record of positive earnings surprise in the industry. In the past few years, thanks to federal deregulation, acquisition opportunities have exploded. While acquisitive, Clear Channel is very conservative with its balance sheet and thus has the lowest cost of capital in its industry, a big advantage when looking at potential deals.

A large area of concentration in the Portfolio is the industrial growth sector. By industrial growth, we mean companies that would be somewhat impacted by an economic downturn, but which also enjoy strong positions in markets that will show solid growth over the next 5-10 years. Our largest position in this group (and the Portfolio) is United Technologies. Other positions include Lockheed Martin, Allied Signal, Textron and Gulfstream Aerospace. We have owned United Technologies for several years and it has done extremely well. In September, the stock corrected sharply on a number of investor concerns, including currency losses, exposure to a cool summer in air conditioning, and sensitivity to the softening Asian economies. But, while these factors do exist, we believe strongly that overall earnings fundamentals are intact. Besides being very well positioned for global growth in aircraft engines (Pratt and Whitney), elevators
(Otis) and air conditioning (Carrier), UTX has big margin growth potential across all its business units as it continues its GE-type restructuring. The company's weakest link, UT Automotive, is likely to be downsized or even sold over the next year, a big potential positive. The company is also using its free cash flow to repurchase stock. We think UTX will earn $4.85 (consensus $4.71) and $5.65 in 1998 and 1999, and can trade at $113, or 20 times earnings, in 18 months, for a gain of 45%. Lockheed Martin, when it closes its acquisition of Northrop Grumman later this year, will be the 800-pound guerrilla in the defense industry. Cost cutting and huge free cash flow generation are powerful positives. But top-line growth is likely to be surprisingly strong, upwards of 10% annually, coming from Lockheed's space, commercial and defense electronics businesses. EPS should be about $6.85 in 1998 and $7.80+ in 1999. Economic earnings, though, should approach $10 in 1999. This takes into account non-cash amortization costs. We cannot see why LMT stock will not trade at 15 times economic earnings at the very least. A valuation kicker comes from LMT's approximately $7 per share of non-earning assets, consisting of stocks owned in Loral, Globalstar and Iridium, plus real estate assets. This gets us to a conservative target of $155 in 18 months.

We are also very enthusiastic about the financial sector, broadly speaking. We believe financial services stocks are to the 1990's what consumer staple stocks were to the 1980's. In the 1980's, the once sleepy consumer staple companies evolved to look more and more like growth companies, thanks to consolidation, restructuring and pricing. Throughout the decade, companies like Coca Cola, Gillette, Procter and Gamble, and Kellogg kept showing better and better fundamentals. These stocks tended to be underowned by institutional investors as they went up, because price/earnings multiples kept going to new highs and people kept thinking of these companies as the slow growers they were in the 1960's and 1970's. The financial stocks have pretty much outperformed the market since the early 1990's. As they go up, it gets harder to feel comfortable with valuations. In the 1980's, financial stocks hardly ever traded above 12-14 times earnings because they were correctly viewed as both cyclical and interest sensitive companies. Financials are to this day still referred to as interest sensitive which we find surprising, to say the least. Financial companies used to fund short and lend long. While there are still pockets of interest-sensitive financial sectors, there is also a new reality that is turning many financial services companies into rapid growers. Banks are enjoying huge excess capital generation and benefiting from the fact that the balance sheet of America is the strongest it has been in 40 years. Asset managers and annuity companies are benefiting enormously from rising savings rates. Our two largest holdings in the financial services sector are SLM Holdings and Citicorp. We also have meaningful positions in CMAC and MGIC (both private mortgage insurers), American Express, Wells Fargo, CNA Financial and Progressive.

Kurt Feuerman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (99.1%)
 CAPITAL GOODS-CONSTRUCTION (10.8%)
   AEROSPACE & DEFENSE (9.2%)
        111,955    Boeing Co.                           $  6,094
        214,800    Gulfstream Aerospace Corp.              6,229
        149,600    Litton Industries, Inc.                 8,134
        265,900    Lockheed Martin Corp.                  28,352
         53,600    Thiokol Corp.                           4,610
                                                        ---------
                                                          53,419
                                                        ---------
   BUILDING & CONSTRUCTION (0.0%)
          2,200    Unifab International, Inc.                 72
                                                        ---------
   ELECTRICAL EQUIPMENT (1.6%)
        136,000    General Electric Co.                    9,256
                                                        ---------
  TOTAL CAPITAL GOODS-CONSTRUCTION                        62,747
                                                        ---------
 CONSUMER-CYCLICAL (18.6%)
   AUTOMOTIVE (3.0%)
        534,100    Avis Rent A Car, Inc.                  12,752
         93,200    Budget Group, Inc., Class A             3,076
         85,400    O'Reilly Automotive, Inc.               1,943
                                                        ---------
                                                          17,771
                                                        ---------
   BROADCAST-RADIO & TELEVISION (4.2%)
        328,100    Clear Channel Communications, Inc.     21,286
         55,200    Time Warner, Inc.                       2,991
                                                        ---------
                                                          24,277
                                                        ---------
   ENTERTAINMENT & LEISURE (1.5%)
        256,000    GTECH Holdings Corp.                    8,752
                                                        ---------
   FOOD SERVICE & LODGING (0.9%)
        108,800    Cracker Barrel Old Country Store,
                    Inc.                                   3,522
         42,700    McDonald's Corp.                        2,034
                                                        ---------
                                                           5,556
                                                        ---------
   GAMING & LODGING (4.8%)
        373,300    HFS, Inc.                              27,788
                                                        ---------
   PUBLISHING (2.4%)
         27,100    Gannett Co., Inc.                       2,925
        913,100    K-III Communications Corp.             11,014
                                                        ---------
                                                          13,939
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
   RETAIL-GENERAL (1.8%)
        167,700    Home Depot, Inc.                     $  8,741
         60,700    Ingram Micro, Inc., Class A             1,643
                                                        ---------
                                                          10,384
                                                        ---------
  TOTAL CONSUMER-CYCLICAL                                108,467
                                                        ---------
 CONSUMER-STAPLES (8.1%)
   BEVERAGES (0.7%)
        159,300    Coca Cola Enterprises, Inc.             4,291
                                                        ---------
   CIGARETTES (4.0%)
        555,000    Philip Morris Cos., Inc.               23,067
                                                        ---------
   DRUGS (2.4%)
         24,800    American Home Products Corp.            1,810
         25,300    Eli Lilly & Co.                         3,047
         54,600    Merck & Co., Inc.                       5,457
         79,900    Schering-Plough Corp.                   4,115
                                                        ---------
                                                          14,429
                                                        ---------
   FOOD (1.0%)
         69,400    Kellogg Co.                             2,923
         31,300    Ralston Purina Group                    2,770
                                                        ---------
                                                           5,693
                                                        ---------
  TOTAL CONSUMER-STAPLES                                  47,480
                                                        ---------
 DIVERSIFIED (21.1%)
        250,800    Allied Signal, Inc.                    10,659
            329    Berkshire Hathaway, Inc., Class A      14,739
         37,500    Cooper Industries, Inc.                 2,027
         87,300    Hillenbrand Industries                  3,934
        346,600    ITT Industries, Inc.                   11,503
         23,400    Industrial Distribution Group,
                    Inc.                                     491
        171,500    Loews Corp.                            19,369
        149,600    Textron, Inc.                           9,724
        515,500    United Technologies Corp.              41,755
        174,700    Viad Corp.                              3,330
        208,900    Westinghouse Electric Corp.             5,653
                                                        ---------
  TOTAL DIVERSIFIED                                      123,184
                                                        ---------
 ENERGY (2.5%)
   COAL, GAS, & OIL (2.5%)
         73,400    AES Corp.                               3,211
         35,700    Amoco Corp.                             3,441
         53,900    Diamond Offshore Drilling, Inc.         2,975
         69,700    Gulf Indonesia Resources, Ltd.          1,551
         40,300    Schlumberger, Ltd.                      3,393
                                                        ---------
  TOTAL ENERGY                                            14,571
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 FINANCE (22.7%)
   BANKING (7.2%)
         53,400    Ahmanson (H.F.) & Co.                $  3,034
         27,200    Banc One Corp.                          1,518
         97,300    BankAmerica Corp.                       7,133
         56,168    Chase Manhattan Corp.                   6,628
         80,000    Citicorp                               10,715
        100,000    First Union Corp.                       5,006
         28,033    Wells Fargo & Co.                       7,709
                                                        ---------
                                                          41,743
                                                        ---------
   FINANCIAL SERVICES (7.9%)
        105,600    American Express Co.                    8,646
        165,600    Federal Home Loan Mortgage Corp.        5,837
         76,700    Merrill Lynch & Co.                     5,690
        202,800    Nationwide Financial Services,
                    Inc., Class A                          5,653
         31,500    Ocwen Financial Corp.                   1,327
        121,900    SLM Holding Corp.                      18,834
                                                        ---------
                                                          45,987
                                                        ---------
   INSURANCE (7.2%)
         98,250    Ace Ltd.                                9,236
         34,500    Aetna, Inc.                             2,810
        184,400    CMAC Investment Corp.                   9,888
         40,600    CNA Financial Corp.                     5,154
         27,600    Hartford Life, Inc., Class A            1,061
         35,300    Lincoln National Corp.                  2,458
         99,300    MGIC Investment Corp.                   5,691
         26,300    Progressive Corp.                       2,817
        134,400    USF&G Corp.                             3,083
                                                        ---------
                                                          42,198
                                                        ---------
   REAL ESTATE (0.4%)
         63,700    Security Capital Group, Inc.,
                    Class B                                2,190
                                                        ---------
  TOTAL FINANCE                                          132,118
                                                        ---------
 MATERIALS (0.5%)
   CHEMICALS (0.5%)
         46,300    E.I. du Pont de Nemours & Co.           2,850
         13,380    Solutia, Inc.                             268
                                                        ---------
  TOTAL MATERIALS                                          3,118
                                                        ---------
 SERVICES (1.9%)
   TRANSPORTATION (1.9%)
         54,500    AMR Corp.                               6,032
        118,800    US Airways Group, Inc.                  4,915
                                                        ---------
  TOTAL SERVICES                                          10,947
                                                        ---------
                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 TECHNOLOGY (12.9%)
   COMPUTERS (1.9%)
         86,150    Compaq Computer Corp.                $  6,440
         45,500    Dell Computer Corp.                     4,408
                                                        ---------
                                                          10,848
                                                        ---------
   ELECTRONICS (5.0%)
         52,200    Applied Materials, Inc.                 4,972
         56,900    Cisco Systems, Inc.                     4,157
         66,800    Intel Corp.                             6,166
         14,000    KLA-Tencor Corp.                          946
         47,800    Linear Technology Corp.                 3,286
         34,200    Maxim Integrated Products, Inc.         2,443
         14,700    Molex, Inc., Class A                      599
         36,400    Texas Instruments, Inc.                 4,919
         36,000    Xilinx, Inc.                            1,823
                                                        ---------
                                                          29,311
                                                        ---------
   OFFICE EQUIPMENT (2.3%)
         24,300    Hewlett Packard Co.                     1,690
         52,500    International Business Machines
                    Corp.                                  5,562
         72,400    Xerox Corp.                             6,095
                                                        ---------
                                                          13,347
                                                        ---------
   SOFTWARE SERVICES (2.0%)
         44,600    America Online, Inc.                    3,365
          8,800    Box Hill Systems Corp.                    154
          7,700    Compuware Corp.                           466
         59,600    Microsoft Corp.                         7,886
            450    Oracle Corp.                               16
                                                        ---------
                                                          11,887
                                                        ---------
   TELECOMMUNICATIONS (1.7%)
         14,400    Advanced Fibre Communications             590
         84,200    AirTouch Communications, Inc.           2,984
         65,500    Bell Canada International, Inc.         1,236
          3,602    Lucent Technologies, Inc.                 293
         38,500    Tellabs, Inc.                           1,983
         12,900    USCS International, Inc.                  289
         77,000    WorldCom, Inc.                          2,724
                                                        ---------
                                                          10,099
                                                        ---------
  TOTAL TECHNOLOGY                                        75,492
                                                        ---------
TOTAL COMMON STOCKS (Cost $493,971)                      578,124
                                                        ---------

     FACE
    AMOUNT                                               AMOUNT
     (000)                                                (000)
---------------                                         ---------
SHORT-TERM INVESTMENT (1.6%)
 REPURCHASE AGREEMENT (1.6%)
$         9,406    Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $9,408
                    collateralized by U.S. Treasury
                    Notes, 6.25%, due 10/31/01,
                    valued at $9,601 (Cost $9,406)      $  9,406
                                                        ---------
TOTAL INVESTMENTS (100.7%) (Cost $503,377)               587,530
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.7%)
  Other Assets                                            18,495
  Liabilities                                            (22,294)
                                                        ---------
                                                          (3,799)
                                                        ---------
NET ASSETS (100%)                                       $583,731
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $565,551
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 30,493,370 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $18.55
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                $18,180
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 982,076 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)
                                                           $18.51
                                                        ---------
                                                        ---------